T. Rowe Price
Prime Reserve Portfolio

Semiannual Report

June 30, 1999


Dear Investor

During the past six months, investor concerns about potentially inflationary economic growth pushed interest rates higher, and the Federal Reserve raised the federal funds target rate. However, as of June 30, 1999, short-term rates were still below their levels of one year ago. Money market securities enjoyed relatively good performance, and Prime Reserve outpaced its benchmark average.

Market Environment

     The market environment of the past six months was dominated by concern over rising pressure on interest rates. Interest rates rose relatively sharply for several months, with the yield on one-year Treasury bills climbing 87 basis points from its lows in October 1998 (100 basis points equal one percentage point). On June 30, 1999-the last day of the period-the Federal Reserve responded to these pressures by hiking the federal funds target rate 25 basis points, from 4.75% to 5%.

     Even so, the move was only a partial reversal of the deep cuts in interest rates between late September and mid-November of last year. At that time, the Fed lowered the target rate from 5.50% to 4.75% to help ease widespread international problems. Russia had defaulted on its debt, investors sold off lower-quality securities, and a very large hedge fund had collapsed. The demand for safe, high-quality investments was so great that one-year Treasury bill yields were pushed below the federal funds rate-an unusual occurrence.


     Interest Rate Levels
     ---------------------------------------------------------------------------

                       1-Year            90-Day           Federal Funds
                       Treasury          Treasury         Target
                       Bill              Bill             Rate

     6/30/98           5.37              5.08             5.50
                       5.34              5.07             5.50
                       4.88              4.90             5.50
     9/98              4.30              4.27             5.25
                       4.20              4.32             5.00
                       4.47              4.50             4.75
     12/98             4.55              4.48             4.75
                       4.52              4.48             4.75
                       4.83              4.65             4.75
     3/99              4.67              4.44             4.75
                       4.78              4.55             4.75
                       5.00              4.65             4.75
     6/30/99           5.07              4.76             5.00

     The rate cuts paved the road to recovery for several international economies, and also contributed to sustained economic strength in the U.S. Indeed, data from the fourth quarter of 1998 and the first of 1999 was surprisingly strong, with GDP growth running well ahead of projections and consumer spending outpacing earnings. Inflation remained subdued, but the price of oil rose and the pressures that could lead to rising prices increased. Anticipating possible Fed action, investors began to sell down their bond holdings and broadly pushed interest rates higher. Yields on money market instruments rose in tandem, and the rate on one-year Treasury bills moved back above the federal funds target rate. Given this environment, the Fed's decision to raise the target rate was almost reassuring, as was its subsequent announcement that it had shifted toward a neutral policy.

     Once again, the federal budget surplus affected the short-term fixed income markets. The Treasury is expected to have paid down outstanding debt by $105 billion during the first half of 1999. While indicative of a strong economy, public debt reduction significantly depletes the supply of available investments in the marketplace. With demand holding steady, declining availability puts downward pressure on yields.


Performance and Strategy Review

     Performance Comparison


     Periods Ended 6/30/99                       6 Months         12 Months
     ---------------------------------------------------------------------------

     Prime Reserve Portfolio                        2.25%             4.93%

     Lipper Variable Annuity
     Underlying Money Market
     Funds Average                                  2.21              4.77

     Your fund's performance compared favorably with its peer group average. It returned 4.93% for the 12 months ended June 30, 1999, versus a return of 4.77% for the Lipper Variable Annuity Underlying Money Market Funds Average. For the six-month period, its 2.25% showing modestly outpaced the benchmark's 2.21% gain. The recent eight-month period of very low interest rates affected the fund's distributions and dividend yield, which slipped considerably from year-end 1998. As rates have headed somewhat higher, however, we expect that the current yield could rise again as the year progresses.

     For some time, we have maintained a relatively long weighted average maturity, and during most of the past year, it was not unusual for the fund to be at least 10 days longer than the average first-tier taxable money fund. In general, this positioning helps the fund take advantage of higher yields available on longer-term instruments; when these longer securities yield significantly more than shorter securities, as was the case in recent months, the strategy contributes to superior performance. Late in the period, however, we became concerned about the possibility of an interest rate hike and moved the fund's average maturity back in line with other money market funds. This approach helps the fund's yield more immediately reflect newly elevated interest rates. For the time being, we expect to maintain this neutral approach rather than moving to a very short posture because we think a lot of the expected rate hikes are already priced into the short-term yield curve.

     Throughout the six-month period, we emphasized purchases of three- and six-month securities. This repre-sented a modest shift from last year's "barbell" strategy that divided assets between one-month and one-year instruments. In a limited way, uncertainty surrounding the year 2000 problem affected our strategy: the recent restructuring will help us remain as liquid as possible as we move closer to the end of this year and enter the new one.

     As usual, we continued to emphasize very high-quality paper. Holdings in certificates of deposit declined, and our position in commercial paper increased as we gravitated toward the most attractively priced issues available in our market. Our exposure to floating rate instruments remained essentially unchanged.


Outlook

     The economy continues to exhibit astonishing strength, the unemployment rate is at or near an all-time low, and international economies seem to have stabilized. While rates have already risen significantly, and the Fed has claimed a neutral bias toward future monetary policy, it is by no means certain that the Fed is finished raising rates. Prior to last fall's 75-basis-point easing, which was considered to be a response to emergency liquidity problems in global markets, the Fed had a bias in place to tighten. The market seems to expect that most or all of that easing will be rescinded, although the pace of change is debatable. As long as inflation remains subdued, it is reasonable to think that the Fed will go slow, but even so, we expect to maintain a comparatively conservative maturity posture until we find ourselves on more stable interest rate footing.

     Respectfully submitted,

     Edward A. Wiese
     President

     July 21, 1999


Prospectus Update
--------------------------------------------------------------------------------

Prime Reserve Portfolio's May 1, 1999, prospectus included an error. The objective listed on page 1 of the prospectus incorrectly stated that the fund is "exempt from federal income taxes." The fund's correct objective is as follows:

The fund's goals are preservation of capital, liquidity, and consistent with these, the highest possible current income.

The preceding updates the Prime Reserve Portfolio prospectus of May 1, 1999.


Portfolio Highlights

Key Statistics
--------------------------------------------------------------------------------

                                                                  Periods
                                                                    Ended
                                                                  6/30/99
--------------------------------------------------------------------------------

Price Per Share                                                   $  1.00

Dividend Per Share

  6 months                                                          0.022

  12 months                                                         0.048

Dividend Yield (7-Day Compound) *                                    4.68%

Weighted Average Maturity (days)                                       68

Weighted Average Quality **                                    First Tier
--------------------------------------------------------------------------------

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.


Security Diversification
--------------------------------------------------------------------------------

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                       12/31/98      6/30/99
--------------------------------------------------------------------------------

U.S. Negotiable Bank Notes                                   10%           8%
--------------------------------------------------------------------------------

Certificates of Deposit                                      32%          21%
--------------------------------------------------------------------------------

  Domestic Negotiable CDs                                     4            6

  Eurodollar Negotiable CDs/
  Bank Notes                                                  9            1

  U.S. Dollar Denominated
  Foreign Negotiable CDs/
  Bank Notes                                                 19           14

Commercial Paper and Medium-
Term Notes                                                   58%          68%
--------------------------------------------------------------------------------
  Banking                                                     6           19

  Receivables-Backed                                         12           14

  Finance and Credit                                          4            8

  Structured Investment Vehicle                               7            5

  Insurance                                                   3            4

  All Other                                                  26           18

U.S. Government Agency
Obligations                                                  --            1
--------------------------------------------------------------------------------

Foreign Government and
Municipalities                                                2%           3%
--------------------------------------------------------------------------------

Other Assets Less Liabilities                                -2%          -1%
--------------------------------------------------------------------------------

Total                                                       100%         100%
--------------------------------------------------------------------------------

Fixed Rate Obligations                                                    71%

Floating Rate Obligations                                                 29%


Portfolio Highlights

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.


Prime Reserve Portfolio

As of 6/30/99

                                                         Lipper Variable
                                                         Annuity Underlying
                           Prime Reserve                 Money Market
                           Portfolio                     Funds Average

12/31/96                   10,000                        10,000
6/97                       10,256                        10,249
12/97                      10,533                        10,517
6/98                       10,808                        10,785
12/98                      11,090                        11,055
6/99                       11,340                        11,300


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Prime Reserve Portfolio

Periods Ended 6/30/99

                                        Since                     Inception
         1 Year                     Inception                          Date
--------------------------------------------------------------------------------

          4.93%                         5.17%                      12/31/96

Investment return represents past performance and will vary. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Prime Reserve Portfolio
(Unaudited)

                                 For a share outstanding throughout each period
                                 -----------------------------------------------

                                 6 Months             Year          12/31/96
                                    Ended            Ended           Through
                                  6/30/99         12/31/98          12/31/97

NET ASSET VALUE
Beginning of period               $ 1.000          $ 1.000           $ 1.000

Investment activities
  Net investment income             0.022             0.052            0.052

Distributions
  Net investment income            (0.022)           (0.052)          (0.052)

NET ASSET VALUE
End of period                     $ 1.000           $ 1.000          $ 1.000
                                  ------------------------------------------

Ratios/Supplemental Data

Total return(diamond)                2.25%             5.29%            5.33%

Ratio of total expenses
to average net assets                0.55%!            0.55%            0.55%!

Ratio of net investment
income to average net assets         4.56%!            5.12%            5.24%!

Net assets, end of period
(in thousands)                    $17,382           $16,119          $10,964

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!          Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Prime Reserve Portfolio
June 30, 1999 (Unaudited)

                                                            Par        Value
--------------------------------------------------------------------------------
                                                               In thousands

BANK NOTES  8.3%

FCC National Bank
  5.05%, 12/24/99                                    $      250   $      250

Key Bank, N.A.
  5.118%, 7/28/99                                           400          400

PNC Bank, VR
  4.984%, 7/13/99                                           300          300

Wachovia Bank, N.A.
  4.922%, 7/6/99                                            500          500

Total Bank Notes (Cost  $1,450)                                        1,450


CERTIFICATES OF DEPOSIT  20.7%

ABN AMRO, 5.50%, 9/2/99                                     500          500

Banco Bilbao Vizcaya
  5.60%, 6/12/00                                            100          100

Bayerische Landesbank
  4.845%, 7/22/99                                           500          500

Bayerische Vereinsbank
  4.91%, 7/7/99                                             400          400

Chase Manhattan Bank (USA)
  4.93%, 10/7/99                                            300          300

Fleet National Bank, VR
  5.00%, 12/6/99                                            250          250

National Bank of Canada
  5.49%, 6/5/00                                             150          150

National Westminster Bank PLC
  5.29%, 12/27/99                                           100          100

Regions Bank of Alabama
  5.30%, 9/10/99                                            250          250

Svenska Handelsbank
  5.665%, 8/9/99                                            250          250

UBS AG
  5.51%, 6/5/00                                             100          100

Union Bank of California
  5.05%, 12/13/99                                           300          300

Westdeutsche Landesbank
  4.84%, 11/5/99                                            400          400

Total Certificates of Deposit
(Cost $3,600)                                                          3,600


COMMERCIAL PAPER  41.1%

Abbey National North America
  4.80%, 8/9/99                                             400          398

  4.82%, 8/16/99                                            100           99

Alliance & Leicester
  4.95%, 7/6/99                                      $      345   $      345

Alpine Securitization
  4.93%, 7/8/99                                             250          250

American Express Credit
  5.16%, 12/23/99                                           350          341

American Petrofina
  4.85%, 7/8/99                                             200          200

AON, 4.85%, 7/8/99                                          100          100

Asset Securitization Cooperative
  VR, 4(2), 5.206%, 9/20/99                                 250          250

CADES, 4.80%, 12/23/99                                      200          195

Credit Suisse First Boston
  International,
  4.895%, 11/17/99                                          300          294

Cregem North America
  4.75%, 7/21/99                                            500          499

Den Danske
  5.12%, 12/23/99                                           300          293

Falcon Asset Securitization, 4(2)
  4.91%, 7/12/99                                            500          499

Finova Capital
  5.05%, 2/4/00                                             100          100

General Electric Capital
  5.10%, 7/7/99                                             150          150

Golden Funding
  5.05%, 7/9/99                                             250          250

  5.10%, 7/13/99                                            250          249

LG&E Capital
  4.83%, 10/6/99                                            300          296

Market Street Funding, 4(2)
  5.10%, 7/22/99                                            250          249

Preferred Receivables Funding
  4.90%, 7/8/99                                             500          499

Province of British Columbia
  4.80%, 8/4/99                                             300          299

Province of Quebec
  4.82%, 12/17/99                                           100           98

Teachers Insurance &
  Annuity Assoc. of America
  5.02%, 7/6/99                                             300          300

UBS Finance (Delaware)
  4.78%, 8/9/99                                             400          398

Westpac Capital
  5.12%, 12/22/99                                           200          195

Yale University
  4.91%, 7/6/99                                      $      300   $      300

Total Commercial Paper
(Cost $7,146)                                                          7,146


MEDIUM-TERM NOTES  29.7%

Associates Corporation of
 North America,
  6.375%, 8/15/99                                           250          250

Baltimore Gas & Electric
  8.40%, 10/15/99                                           100          101

Bear Stearns, VR
  5.063%, 7/12/99                                           200          200

Caterpillar Financial, VR
  5.048%, 7/10/00                                           100          100

Citicorp, Sr. Notes, VR
  5.135%, 9/17/99                                           450          450

CORE 1999-2 Limited, (144a), VR
  5.326%, 4/27/00                                           500          500

Countrywide Home Loans, VR
  5.378%, 9/30/99                                           200          200

DaimlerChrysler North America, VR
  5.14%, 6/30/00                                            200          200

Deere (John) Owner Trust
  4.999%, 6/19/00                                            89           89

Honda Auto Receivables Owner Trust
  4.974%, 2/15/00                                            49           49

First Fidelity Bancorp.
  9.625%, 8/15/99                                           300          302

First Security Auto Owner Trust
  5.015%, 6/15/00                                            74           74

Ford Motor Credit, VR
  5.20%, 7/5/99                                             500          500

Goldman Sachs, VR
  5.024%, 7/21/99                                           200          200

GTE, 5.135%, 9/13/99                                        100          100

IBM Credit, VR
  4.995%, 8/2/99                                            250          250

International Lease Finance
  5.75%, 12/15/99                                            50           50

LINCS, (144a), VR
  5.04%, 7/19/99                                            300          300

Newcourt Equipment Trust
  5.007%, 11/20/99                                           58           58

Norwest Financial
  6.20%, 9/15/99                                     $      300   $      301

Prudential Funding
  6.84%, 12/30/99                                           200          201

Rabobank, Optional Redemption Trust
(144a), VR,
  5.00%, 7/19/99                                             43           43

Strategic Money Market Trust, (144a)
  VR, 5.255%, 9/16/99                                       250          250

Tiers Trust, VR, (144a)
  4.988%, 7/15/99                                           300          300

Wells Fargo & Company
  5.225%, 4/10/00                                           100          100

Total Medium-Term Notes
(Cost $5,168)                                                          5,168


U.S. GOVERNMENT OBLIGATIONS  0.6%

Federal Home Loan Banks
  6.185%, 8/27/99                                           100          100

Total U.S. Government Obligations
(Cost $100)                                                              100


FUNDING AGREEMENTS  0.9%

General American Life Insurance, VR
  5.12%, 7/19/99 !                                          150          150

Total Funding Agreements
(Cost $150)                                                              150

Total Investments in Securities

101.3% of Net Assets (Cost $17,614)                               $   17,614

Other Assets Less Liabilities                                           (232)

NET ASSETS                                                        $   17,382
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                              $        5

Paid-in-capital applicable to 17,376,599
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                                17,377

NET ASSETS                                                        $   17,382
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     1.00
                                                                  ----------


   ! Pivate Placement
  VR Variable Rate
4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 8.0% of net assets.

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price Prime Reserve Portfolio
(Unaudited)
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/99

Investment Income

Income
  Interest income                                                  $     415

Expenses
  Investment management and administrative                                45

  Net investment income                                                  370

Realized Gain (Loss)

  Net realized gain (loss) on securities                                   1

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $     371
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Prime Reserve Portfolio
(Unaudited)
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/99     12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $      370   $      790
  Net realized gain (loss)                                    1            4

  Increase (decrease) in net
  assets from operations                                    371          794

Distributions to shareholders
  Net investment income                                    (370)        (790)

Capital share transactions*
  Shares sold                                             9,218       29,742
  Distributions reinvested                                  365          785
  Shares redeemed                                        (8,321)     (25,376)

  Increase (decrease) in net
  assets from capital
  share transactions                                      1,262        5,151

Net Assets

Increase (decrease) during period                         1,263        5,155
Beginning of period                                      16,119       10,964

End of period                                        $   17,382   $   16,119
                                                     -----------------------

*Share information
Shares sold                                               9,218       29,742
Distributions reinvested                                    365          785
Shares redeemed                                          (8,321)     (25,376)

Increase (decrease) in
shares outstanding                                        1,262        5,151

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Prime Reserve Portfolio
June 30, 1999 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $17,614,000.


NOTE 3 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.55% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.


Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP658 (6/99)

K15-072  6/30/99